Exhibit 99.1

Clinical Development Plan Three clinical trials currently ongoing: CoFactor Pivotal Phase 3 Study (colorectal cancer) Currently under evaluation Spending commitments reduced CoFactor Phase 2 Study (breast cancer) Completion of patient enrollment anticipated Q4'07 Data anticipated Q2'08 ANX-530 Marketing-enabling Bioequivalence Study Patient enrollment complete Data anticipated Nov. '07 ANX-514 Marketing-enabling Bioequivalence Study Study anticipated Q4'07, pending appropriate regulatory clearances

ADVENTRX Pipeline and 2008 Goals PROGRAMS ONCOLOGY ANX-530 (vinorelbine)* Preclinical Initiate Phase 1 Trial Market ANX-513 (paclitaxel) ANX-514 (docetaxel)* ANX-510 (CoFactor?) (mCRC) ANX-201(thiophosphonoformate) Anticipated 2008 progress Submit NDA Current status * Anticipated 505(b)(2) registration strategy (subject to FDA approval) INFECTIOUS DISEASE ANX-211 (chitosan gel) Initiate Phase 2 Trial Initiate Registration Trial ANX-510 (CoFactor?) (BC) Under Evaluation